UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 7, 2016

Patriot National, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36804	46-4151376
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 1650 Fort Lauderdale, Florida	33301
(Address of Principal Executive Offices)	(Zip Code)

(954) 670-2900

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 30, 2016, a shareholder class action lawsuit was filed in the Court of Chancery of the State of Delaware (the “Court”) against Patriot National, Inc. (the “Company”), Steven M. Mariano, the Company’s Chairman and Chief Executive Officer, and each of the Company’s directors. After a hearing held on December 7, 2016 the Court granted a temporary restraining order enjoining the Company from issuing a special cash dividend of $2.50 per share of common stock on December 9, 2016 and from continuing its previously announced stock repurchase program.

The Court is expected to set a hearing date for early January 2017 to consider whether a preliminary injunction will be ordered that would continue to prohibit the Company from issuing a special cash dividend of $2.50 per share of common stock and to prohibit the Company from continuing its stock repurchase program. The Company previously announced the special dividend and expanded stock repurchase program in a press release and Form 8-K filed with the Securities and Exchange Commission on November 14, 2016. The Company believes that it has meritorious defenses to the claims asserted in the temporary restraining application, and at the January hearing, the Company intends to vigorously oppose the request for the issuance of a preliminary injunction .

The Company expects to update its shareholders regarding the dividend payment following the January hearing. If the court does not extend the temporary restraining order or issue a preliminary injunction at the January hearing, the Company expects to be able to pay the previously announced special dividend in January 2017 to shareholders of record at the close of business on November 28, 2016 (which is the existing record date that was previously set by the Company).

Forward Looking Statements

This Current Report on Form 8-K includes statements that may be deemed to be forward-looking statements. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” and similar expressions are used to identify these forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties, and there are important factors that could cause actual results or plans to differ materially from those indicated in these statements, including the potential that the Company may not be successful at the January hearing. Although the Company bases these forward-looking statements on assumptions that it believes are reasonable when made, the Company cautions you that forward-looking statements are not guarantees of future performance or events and that results may differ materially from statements made in or suggested by the forward-looking statements contained in this Current Report on Form 8-K. Any forward-looking statement that the Company may make in this Current Report on Form 8-K speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statement or to publicly announce the results of any revision to any of those statements to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL, INC.

	By:	/s/ Christopher A. Pesch
Date: December 7, 2016	Name:	Christopher A. Pesch
	Title:	Executive Vice President, General Counsel, Chief Legal Officer and Secretary